SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): June 25, 2002

                          EQCC Receivables Corporation

                                  (Depositor)

North Carolina                33-66152                      59-3170055
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



10401 Deerwood Park Blvd, Jacksonville, FL                  32256
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: 907-987-5000

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                          EQCC Receivables Corporation
                               EQCC Trust 2002-1
                         EQCC Asset Backed Certificates

On June 25, 2002, The Bank of New York, as Trustee for EQCC Trust 2002-1 made a monthly distribution of principal and/or interest to the Holders of the EQCC Asset Backed Certificates. The monthly distributions were made pursuant to the terms of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of March 1, 2002 by and among EQCC Receivables Corporation as Depositor, EquiCredit Corporation of America, as Transferor and Initial Servicer, Bank of America, N.A., as Advancing Party, Fairbanks Capital Corp., as Expected Successor Servicer and The Bank of New York, as Trustee.

All capitalized terms used, but not defined herein, shall have the meanings assigned to them in the Pooling and Servicing Agreement.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of EQCC Asset Backed Certificates relating to the Distribution Date of June 25, 2002 prepared by the Trustee pursuant to the terms of the Pooling and Servicing Agreement.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 25, 2002


                          By: /s/ Diane Pickett
                              ------------------------------
                          Name:   Diane Pickett
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99 Report to Holders of EQCC Asset Backed Certificates relating to the Distribution Date of June 25, 2002 prepared by the Trustee pursuant to the terms of the Pooling and Servicing Agreement.


99                  Monthly Remittance Statement dated June 25, 2002



                             Payment Date: 06/25/02


          ------------------------------------------------------------
                               EQCC Trust 2002-1
                         EQCC Asset Backed Certificates
                                 Series 2002-1
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses    Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  A1      3,225,401,391.00    0.000000%             0.00          0.00            0.00       0.00     0.00
                        A1I     3,225,401,391.00    0.000000%             0.00          0.00            0.00       0.00     0.00
                        A2      2,468,585,236.00    0.000000%             0.00          0.00            0.00       0.00     0.00
                        A2I     2,468,585,236.00    0.000000%             0.00          0.00            0.00       0.00     0.00
                        N                   0.00    0.000000%             0.00          0.00            0.00       0.00     0.00
Residual                R                   0.00    0.000000%             0.00          0.00            0.00       0.00     0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -      5,693,986,627.00     -                    0.00          0.00            0.00     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          A1      3,225,401,391.00            0.00
                                A1I     3,225,401,391.00            0.00
                                A2      2,468,585,236.00            0.00
                                A2I     2,468,585,236.00            0.00
                                N                   0.00            0.00
Residual                        R                   0.00            0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -      5,693,986,627.00   -
--------------------------------------------------------------------------------

                             Payment Date: 06/25/02


          ------------------------------------------------------------
                               EQCC Trust 2002-1
                         EQCC Asset Backed Certificates
                                 Series 2002-1
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     A1    3,225,401,391.00     0.000000% 29439PAA2     0.000000      0.000000    915.308335
                           A1I   3,225,401,391.00     0.000000% 29439PAC8     0.000000      0.000000    915.308335
                           A2    2,468,585,236.00     0.000000% 29439PAB0     0.000000      0.000000    923.414937
                           A2I   2,468,585,236.00     0.000000% 29439PAD6     0.000000      0.000000    923.414937
                           N                 0.00     0.000000%               0.000000      0.000000      0.000000
Residual                   R                 0.00     0.000000%               0.000000      0.000000      0.000000
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     5,693,986,627.00       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                               EQCC Trust 2002-1
                         EQCC Asset Backed Certificates
                                 Series 2002-1
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------
                                                            Total
                                                            -----
Prin balance     3,075,718,170.11 2,355,409,363.01 5,431,127,533.12
Loan count                  28966            23199            52165
Avg loan rate           0.000000%        0.000000%             0.00
Prepay amount                0.00             0.00             0.00

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------
                                                            Total
                                                            -----
Master serv fees             0.00             0.00             0.00
Sub servicer fees            0.00             0.00             0.00
Trustee fees                 0.00             0.00             0.00


Agg advances                  N/A              N/A              N/A
Adv this period              0.00             0.00             0.00

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                                            Total
                                                            -----
Realized losses              0.00             0.00             0.00
Cumulative losses            0.00             0.00             0.00

Coverage Amounts                                            Total
----------------                                            -----
Bankruptcy                   0.00             0.00             0.00
Fraud                        0.00             0.00             0.00
Special Hazard               0.00             0.00             0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior          100.000000%           100.000000%          5,693,986,627.00
   -----------------------------------------------------------------------------
   Junior            0.000000%             0.000000%                      0.00
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                        2606               250,529,573.69
60 to 89 days                        1173               118,709,595.90
90 or more                           2794               286,572,035.16
Foreclosure                          2603               272,333,842.25

Totals:                              9176               928,145,047.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                              2,438,959.06
Current Total Outstanding Number of Loans:                                28

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount                    0.00              0.00
Principal remittance amount                    0.00              0.00
Interest remittance amount                     0.00              0.00